                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _____________________


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report  (Date of earliest event reported)  April 25, 2000





                             HIGHLAND BANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                        Commission file number: 0-29668

                    Delaware                       95-4654552
           (State or other jurisdiction of      (I.R.S. Employer
           incorporation or organization)    Identification Number)



               601 South Glenoaks Boulevard
               Burbank, California                        91502
               (Address of principal executive office)  (Zip Code)


       Registrant's telephone number, including area code: (818) 848-4265

Item 5.  Other Events

On April 25, 2000, Highland Bancorp, Inc. (the "Company") issued a news release reporting that the Company had entered into an Agreement and Plan of Merger with Jackson Federal Bank. The news release is attached as exhibit 99.1 and is incorporated herein by reference.

On April 25, 2000, the Company issued a news release reporting first quarter results and the declaration of a cash dividend. The news release is attached as exhibit 99.2 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(C) Exhibits


Exhibit
Number          Description of Exhibit
2.1             Agreement and Plan of Merger, dated April 24, 2000, by Jackson National Bank, Highland
                Bancorp, Inc. and Highland Federal Bank

99.1            News release dated April 14, 1999 reporting the Company entering into an Agreement and Plan of
                Merger with Jackson Federal Bank.

99.2            News release dated April 25, 2000 reporting the Company's results of operations for the first quarter of 1999 and declaration of a cash dividend.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HIGHLAND BANCORP, INC.
                                           ----------------------

Date:  April 28, 2000                      /s/ STEPHEN D. COOPER
---------------------                      ------------------------
                                           Stephen D. Cooper, Senior Vice
                                           President, Controller
                                           and Chief Accounting Officer